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                                                                    Exhibit 23.3



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1997, with respect to the financial statements of Fieldcrest Cannon, Inc. included in Amendment No. 2 to the Registration Statement (Form S-4) and related Prospectus of Pillowtex Corporation for the registration of 5,600,000 shares of its common stock.



                                         /s/ Ernst & Young LLP


Greensboro, North Carolina

November 17, 1997